SECURITIES AND EXCHANGE COMMISSION
				Washington, D.C. 20549



					FORM 8-K

			  	   CURRENT REPORT


	Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

	 Date of Report (Date of earliest event reported): November 17, 2000




				SALEX HOLDING CORPORATION
		------------------------------------------------------
		(Exact Name of Registrant as Specified in its Charter)


	Delaware			1-128565		42-1358036
	--------		      --------			----------
(State or other jurisdiction	 (Commission File Number)  (I.R.S. Employer
of incorporation)					    Identification No.)



   50 Laser Court, P.O. Box 18029
        Happauge, New York						11788
   ------------------------------					-----
(Address of principal executive offices)			    (Zip Code)


Registrant's telephone number, including area code: (631) 436-5000


				Not Applicable
			--------------------------
	(Former name or former address, if changed since last report)

ITEM 3. BANKRUPTCY OR RECEIVERSHIP.

On November 17, 2000, Salex Holding Corporation, and Salex Fleet Specialist Corp., a wholly owned subsidiary of Salex Holding Corporation (together, the "Company"), filed a voluntary petition of protection and reorganization under Chapter 11 of the Federal Bankruptcy Code (the "Code") in the United States Bankruptcy Court for the Eastern District of New York (the "Court"). The Company has requested Court approval of a sale of certain of its assets under
Section 363 of the Code. The Company is currently operating under the protection of the Code as a debtor-in-possession.

In connection with the foregoing, the Company issued a Press Release dated November 27, 2000, which is attached hereto as Exhibit 99.1.

ITEM 5. OTHER EVENTS.

On November 9, 2000, pursuant to a Certificate of Merger filed with the State of New York Department of State, Salex Fleet Management Corporation, Salex National Account Corp., and Salex Salvage Disposal Corp. were merged with and into Salex Fleet Specialist Corp., with Salex Fleet Specialist Corp. being the surviving corporation.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits: Exhibit No. 99.1: Salex Holding Corporation Press Release, dated November 27, 2000.

					SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

						SALEX HOLDING CORPORATION


Date: November 28, 2000			By:	/s/ Sal Crimi
							----------------
							Sal Crimi
							President

EXHIBIT 99.1

FOR IMMEDIATE RELEASE

Salex To be Acquired in Chapter 11 Proceeding

Hauppauge, New York. November 17, 2000 at 5:00 p.m.: Salex Holding Corporation (OTC:SALX), a Delaware corporation (the "Company") announced that it has filed a petition to reorganize today under Chapter 11 of the United States Bankruptcy Code in the Eastern District of New York. At the same time, the Company filed a motion seeking the Court's approval to sell its operating assets to Salex Acquisition Corporation.

The Company determined that a reorganization proceeding was necessary in order to enable the Company to effectuate a sale to an investor which would preserve the value of the Company's assets.

The Company has evaluated all of its options with respect to its current operations and financial condition and believes that a filing for reorganization pursuant to Chapter 11 of the United States Bankruptcy Code provides the Company with the best opportunity to protect and enhance the value of the Company, both immediately and on a going forward basis, for the benefit of the Company's stockholders and creditors.

The Company believes that the sale will enable management to continue operations in a manner that both ensures a high quality of service to its customers and provides the Company with the time and opportunity necessary to consummate its strategic plan on an expedited basis.

Summary Background Information:

Salex, a Hauppauge, Long Island, New York company, is in the business of providing nationwide vehicle management services including, but not limited to, the maintenance and repair of fleets of automobiles and small trucks owned and operated by its corporate customers. Salex provides repair maintenance services to it customers through a network of approximately 18,000 contracted service and repair stations around the country.

CONTACT: Counsel: Randall S. D. Jacobs, Esq. (212) 223-0400 or (973) 226-3301


Safe Harbor Statement:

"Safe Harbor" Statement Under the Private Securities Litigation Reform Act of 1995. The statements contained in this release that are not historical facts may contain forward looking statements that involve a number of known and unknown risks and uncertainties that could cause actual results to differ materially from those discussed or anticipated by management. Potential risks and uncertainties include, among other factors, general business conditions, competitive market conditions, success of the Company's growth and sales strategy, whether the Company will suffer customer attrition, whether the Company will be successful in deploying its Internal billing system and nationwide switched network, whether the Company will have sufficient resources to realize its growth plans, development and introduction of new services, fluctuations in margins, and other risks and uncertainties currently unknown to management. The Company does not undertake to update its press releases with further developments.